UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-09891

                        DREYFUS PREMIER OPORTUNITY FUNDS
                           -  Dreyfus Premier Health Care Fund
                           -  Dreyfus Premier NexTech Fund
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        4/30


Date of reporting period:       4/30/2003






                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.



Dreyfus Premier
Health Care Fund

ANNUAL REPORT April 30, 2003

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Proxy Results

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                               Health Care Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Health Care Fund covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Matthew Jenkin and Lesley Wright Marino.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Matthew Jenkin and Lesley Wright Marino, Portfolio Managers

How did Dreyfus Premier Health Care Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund's Class A shares produced a -10.68% total return.(1) In comparison, the fund's benchmark, the Goldman Sachs Health Care Index (the "Index"), produced a -8.94% total return for the same period.(2) The broader stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a -13.30% total return for the same period as well.(3)

Between their inception on November 15, 2002 and the end of the fund's annual reporting period on April 30, 2003, Classes B, C, R and T achieved total returns of 1.62% , 1.62% , 2.09% and 1.81% , respectively.(1) For the period between November 30, 2002 through April 30, 2003, the Goldman Sachs Health Care Index achieved a total return of 3.09%.(2)

We attribute the fund's performance to market weakness during the first half of the reporting period, when a sluggish economy and corporate scandals resulted in deteriorating investor sentiment. Positive returns during the reporting period's second half were not enough to offset the first half's losses. The fund's performance was roughly in line with that of its benchmark, but it produced higher returns than the S&P 500 Index.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing primarily in the stocks of health care and health care-related companies. These companies may include businesses principally engaged in the design, manufacture or sale of products or services for medical, personal care or cosmetic use; the research and development of pharmaceutical products and services; the manufacture and distribution of biotechnology and biomedical products; and the operation of health care facilities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing investments, we first conduct a "top-down" analysis of macroeconomic and market trends affecting health care as well as changes in government regulation, technology, products and services. That analysis drives our sector allocation strategy, which determines the extent to which we will invest in the various industries that comprise the health care sector. Using a
"bottom-up"   security   selection   strategy,   we   then  conduct  extensive
company-by-company research within those industries to identify those stocks that, in our opinion, have the best potential to achieve above-average earnings or revenue growth.

What other factors influenced the fund's performance?

The health care sector produced smaller losses than the overall market during the reporting period, primarily because it traditionally has been considered a defensive area. Nonetheless, the sector's performance during the first half of the reporting period was disappointing. Losses were driven primarily by concerns regarding patent expirations and a perceived lack of new product development among larger pharmaceutical companies. At the same time, smaller, generic drug companies were taking market share. During the reporting period's second half, the sector's rebound was led by strength among biotechnology firms, which benefited from a number of new-product approvals and promising new drugs in late-stage trials.

In this changing market environment, we actively managed the fund according to our view of the prospects for the various industries that comprise the health care sector. During the first half of the reporting period, we generally favored health care service providers such as managed care companies that benefited from higher premiums and stable cost trends. This had a favorable overall effect on performance for the period. During the second half of the reporting period, we shifted the fund's emphasis to drug manufacturers, including biotechnology companies. Increasing weighting in this sector helped, but our stock selection had a material negative impact relative to our benchmark for the reporting period.


Our stock selection in the pharmaceuticals sector also hurt the fund's relative performance. Specialty drug company King Pharmaceuticals was hurt by slowing sales, unfavorable drug acquisitions and an investigation into its Medicaid claims. Biotechnology firm NPS Pharmaceuticals saw its share price decline when investors generally disapproved of a proposed merger. We sold both stocks when the problems arose, but we reestablished a position in NPS Pharmaceuticals after its stock price stabilized at a more attractive valuation.

What is the fund's current strategy?

We continue to favor pharmaceutical companies and biotechnology firms over more service-oriented businesses. The pricing power previously enjoyed by many hospitals and managed care companies appears to have diminished, and we expect insurance reimbursement rates to be less generous. In addition, we believe that the federal legislative and regulatory environments for major drug companies have become friendlier. Finally, the new-product pipeline for biotechnology companies appears to contain a number of promising drugs, which we believe may help fuel the industry's future growth.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH APRIL 30, 2004, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: GOLDMAN SACHS & CO. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S.-TRADED SECURITIES IN THE HEALTH CARE SECTOR. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: PROVIDERS OF HEALTH CARE-RELATED SERVICES, RESEARCHERS, MANUFACTURERS AND DISTRIBUTORS OF PHARMACEUTICALS, DRUGS AND RELATED SCIENCES, MEDICAL SUPPLIES, INSTRUMENTS AND PRODUCTS. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE



EXHIBIT A:

                   Dreyfus
                   Premier
                   Health         Goldman
                    Care           Sachs
                    Fund          Health
    PERIOD        (Class A         Care
                  shares)         Index *

    6/29/01        9,427          10,000
    7/31/01        9,578          10,273
   10/31/01        9,246           9,947
    1/31/02        9,404          10,005
    4/30/02        9,163           9,449
    7/31/02        7,949           8,200
   10/31/02        7,873           8,180
    1/31/03        7,730           8,123
    4/30/03        8,184           8,604

Comparison of change in value of $10,000 investment in Dreyfus Premier Health Care Fund Class A shares and the Goldman Sachs Health Care Index

((+))  SOURCE: GOLDMAN SACHS & CO.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER HEALTH CARE FUND ON 6/29/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE GOLDMAN SACHS HEALTH CARE INDEX (THE "INDEX") ON 6/30/01. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

EFFECTIVE NOVEMBER 15, 2002, DREYFUS HEALTH CARE FUND WAS RENAMED DREYFUS PREMIER HEALTH CARE FUND. EXISTING SHARES WERE REDESIGNATED AS CLASS A SHARES AND THE FUND BEGAN OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S.-TRADED SECURITIES IN THE HEALTH CARE SECTOR AND INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: PROVIDERS OF HEALTH CARE-RELATED SERVICES, RESEARCHERS, MANUFACTURERS AND DISTRIBUTORS OF PHARMACEUTICALS, DRUGS AND RELATED SCIENCES, MEDICAL SUPPLIES, INSTRUMENTS AND PRODUCTS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03


                                                                            Inception                                   From
                                                                              Date                 1 Year             Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                            6/29/01               (15.81%)             (10.32%)
WITHOUT SALES CHARGE                                                         6/29/01               (10.68%)              (7.39%)

Actual Aggregate Total Returns AS OF 4/30/03

                                                                            Inception                                   From
                                                                              Date                 1 Year             Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                                      11/15/02               --                   (2.38%)

WITHOUT REDEMPTION                                                          11/15/02               --                    1.62%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                                   11/15/02               --                    0.62%
WITHOUT REDEMPTION                                                          11/15/02               --                    1.62%

CLASS R SHARES                                                              11/15/02               --                    2.09%

CLASS T SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                            11/15/02               --                   (2.76%)

WITHOUT SALES CHARGE                                                        11/15/02               --                    1.81%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE  MAXIMUM  CONTINGENT  DEFERRED  SALES  CHARGE FOR CLASS B SHARES
          IS 4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                     The Fund



STATEMENT OF INVESTMENTS

April 30, 2003



COMMON STOCKS--99.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--18.2%

Amgen                                                                                             2,050  (a)             125,686

CV Therapeutics                                                                                     400  (a)               7,992

Genentech                                                                                           700  (a)              26,593

Gilead Sciences                                                                                     260  (a)              11,996

IDEC Pharmaceuticals                                                                                200  (a)               6,550

Inspire Pharmaceuticals                                                                           1,000  (a)              14,600

MedImmune                                                                                           300  (a)              10,581

NPS Pharmaceuticals                                                                                 900  (a)              17,145

Protein Design Labs                                                                               2,300  (a)              22,839

SICOR                                                                                             1,200  (a)              21,516

Sepracor                                                                                            700  (a)              13,405

Trimeris                                                                                            400  (a)              17,756

                                                                                                                         296,659

EXCHANGE TRADED FUNDS--1.0%

iShares Nasdaq Biotechnology Index                                                                  300  (a)              17,190

GENERIC DRUGS--.6%

Andrx                                                                                               600  (a)               9,684

HOSPITAL MANAGEMENT--2.2%

Beverly Enterprises                                                                               3,600  (a)               6,876

Community Health Systems                                                                            500  (a)               9,500

Province Healthcare                                                                               1,000  (a)              10,000

Renal Care Group                                                                                    300  (a)               9,720

                                                                                                                          36,096

MAJOR PHARMACEUTICALS--37.5%

Abbott Laboratories                                                                               1,000                   40,630

Biovail                                                                                             700  (a)              25,305

Eli Lilly & Co.                                                                                     900                   57,438

Johnson & Johnson                                                                                 1,200                   67,632

Merck & Co.                                                                                       1,700                   98,906

Novartis, ADR                                                                                     1,100                   43,428

Pfizer                                                                                            4,700                  144,525

Sanofi-Synthelabo, ADR                                                                              700  (a)              21,007

Wyeth                                                                                             2,600                  113,178

                                                                                                                         612,049


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MANAGED HEALTH CARE--13.6%

Anthem                                                                                              200  (a)              13,728

Caremark Rx                                                                                         700  (a)              13,937

Cobalt                                                                                              600  (a)               9,870

Coventry Health Care                                                                                300  (a)              12,246

Health Net                                                                                          800  (a)              20,872

Mid Atlantic Medical Services                                                                       200  (a)               8,710

PacifiCare Health Systems                                                                           400  (a)              12,736

Pharmaceutical HOLDRs Trust                                                                         800                   61,360

UnitedHealth Group                                                                                  500                   46,065

WellPoint Health Networks                                                                           300  (a)              22,782

                                                                                                                         222,306

MEDICAL DISTRIBUTORS--1.1%

Henry Schein                                                                                        400  (a)              17,260

MEDICAL ELECTRONICS--4.7%

Medtronic                                                                                         1,600                   76,384

MEDICAL SPECIALTIES--8.7%

Alkermes                                                                                          1,700  (a)              16,966

Bard (C.R.)                                                                                         300                   19,014

Becton, Dickinson & Co.                                                                             700                   24,780

Boston Scientific                                                                                   500  (a)              21,525

Nektar Therapeutics                                                                                 800  (a)               6,416

STERIS                                                                                              500  (a)              11,350

St. Jude Medical                                                                                    600  (a)              31,476

United Surgical Partners International                                                              600  (a)              11,118

                                                                                                                         142,645

MEDICAL/DENTAL DISTRIBUTORS--1.5%

McKesson                                                                                            300                    8,322

Priority Healthcare, Cl. B                                                                          700  (a)              15,960

                                                                                                                          24,282

MEDICAL/NURSING SERVICES--.7%

Apria Healthcare Group                                                                              500  (a)              11,725

OTHER PHARMACEUTICALS--7.4%

Allergan                                                                                            400                   28,100

Axcan Pharma                                                                                      1,600  (a)              18,624

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER PHARMACEUTICALS (CONTINUED)

Celgene                                                                                             400  (a)              10,644

Forest Laboratories                                                                                 300  (a)              15,516

K-V Pharmaceutical, Cl. A                                                                           400  (a)               8,996

Medicis Pharmaceutical, Cl. A                                                                       200  (a)              11,528

Neurocrine Biosciences                                                                              300  (a)              13,575

Teva Pharmaceutical Industries, ADR                                                                 300                   14,010

                                                                                                                         120,993

REAL ESTATE INVESTMENT TRUST--1.2%

Ventas                                                                                            1,500                   19,500

SEMICONDUCTORS--1.1%

Edwards Lifesciences                                                                                600  (a)              17,322

TOTAL COMMON STOCKS
   (cost $1,444,866)                                                                                                   1,624,095
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Principal
SHORT-TERM INVESTMENTS--3.7%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.14%, 5/8/2003

   (cost $59,987)                                                                                60,000                   59,987
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,504,853)                                                              103.2%                1,684,082

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.2%)                 (52,010)

NET ASSETS                                                                                       100.0%                1,632,072


(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,504,853    1,684,082

Receivable for investment securities sold                                40,046

Receivable for shares of Beneficial Interest subscribed                  25,003

Dividends receivable                                                        383

Prepaid expenses                                                         22,070

                                                                      1,771,584
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,389

Cash overdraft due to Custodian                                          61,010

Payable for investment securities purchased                              24,969

Accrued expenses and other liabilities                                   49,144

                                                                        139,512
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,632,072
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,863,756

Accumulated net realized gain (loss) on investments                   (410,913)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         179,229
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,632,072

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,616,172                8,586                5,082                1,020             1,212

Shares Outstanding                      149,656                  797                  472               94.266           112.244
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.80                10.77                10.77                10.82             10.80

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund



STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $111 foreign taxes withheld at source)           14,815

Interest                                                                 1,214

TOTAL INCOME                                                            16,029

EXPENSES:

Management fee--Note 3(a)                                               14,125

Registration fees                                                       15,953

Auditing fees                                                           15,000

Custodian fees--Note 3(c)                                                6,989

Shareholder servicing costs--Note 3(c)                                   6,500

Prospectus and shareholders' reports                                     2,766

Legal fees                                                                 680

Distribution fees--Note 3(b)                                                18

Miscellaneous                                                            8,079

TOTAL EXPENSES                                                          70,110

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (44,197)

NET EXPENSES                                                            25,913

INVESTMENT (LOSS)--NET                                                  (9,884)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (354,845)

Net unrealized appreciation (depreciation) on investments              167,564

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (187,281)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (197,165)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                               ---------------------------------
                                                  2003(a)              2002(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (9,884)              (8,865)

Net realized gain (loss) on investments         (354,845)             (46,839)

Net unrealized appreciation
   (depreciation) on investments                 167,564               11,665

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (197,165)             (44,039)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                    (6,151)                   --

Class B shares                                        (4)                   --

Class C shares                                        (4)                   --

Class R shares                                        (4)                   --

Class T shares                                        (4)                   --

TOTAL DIVIDENDS                                   (6,167)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    286,592            1,999,167

Class B shares                                      8,236                  --

Class C shares                                      4,856                  --

Class R shares                                      1,000                  --

Class T shares                                      1,191                  --

Dividends reinvested:

Class A shares                                      6,053                  --

Class B shares                                          4                  --

Class C shares                                          4                  --

Class R shares                                          4                  --

Class T shares                                          4                  --

Cost of shares redeemed:

Class A shares                                  (177,096)            (250,572)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              130,848            1,748,595

TOTAL INCREASE (DECREASE) IN NET ASSETS          (72,484)           1,704,556
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,704,556                --

END OF PERIOD                                   1,632,072            1,704,556

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                                 -------------------------------
                                                  2003(a)              2002(b)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        26,136             160,366

Shares issued for dividends reinvested                580                 --

Shares redeemed                                  (17,361)             (20,065)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,355              140,301
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                           797                --
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                           472                --
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            94                --
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                           112                --

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND ADDED CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

(B)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                        Year Ended April 30,
                                                      --------------------------
CLASS A SHARES                                      2003(a)          2002(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  12.15           12.50

Investment Operations:

Investment (loss)--net                                 (.07)(c)        (.08)(c)

Net realized and unrealized gain
   (loss) on investments                              (1.24)           (.27)

Total from Investment Operations                      (1.31)           (.35)

Distributions:

Dividends from net realized gain on investments        (.04)            --

Net asset value, end of period                        10.80           12.15
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (10.68)(d)       (2.80)(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                1.65            1.38(e)

Ratio of net investment (loss)

   to average net assets                               (.63)           (.61)(e)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation      2.82            4.54(e)

Portfolio Turnover Rate                              260.62          201.04(e)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   1,616            1,705

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2002.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                            Year Ended April 30, 2003(a)
                                                                            --------------------------------------------------------
                                                                            Class B       Class C        Class R          Class T
                                                                             Shares        Shares          Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                        10.65         10.65           10.65           10.65

Investment Operations:

Investment (loss)--net(b)                                                    (.06)         (.07)           (.02)           (.05)

Net realized and unrealized gain
   (loss) on investments                                                      .22           .23             .23             .24

Total from Investment Operations                                              .16           .16             .21             .19

Distributions:

Dividends from net realized gain on investments                              (.04)         (.04)           (.04)           (.04)

Net asset value, end of period                                              10.77         10.77           10.82           10.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                          1.62(d)      1.62(d)          2.09           1.81(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                                   1.10         1.10              .64             .87

Ratio of net investment (loss)

   to average net assets(c)                                                  (.73)        (.68)            (.20)           (.43)

Decrease reflected in above expense

   ratios due to undertakings by
   The Dreyfus Corporation(c)                                                1.14         1.20             1.19            1.18

Portfolio Turnover Rate                                                    260.62       260.62           260.62          260.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                           9            5               1               1

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Health Care Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On October 17, 2002, the fund's Board of Trustees approved, effective November 15, 2002, changing the fund's name from "Dreyfus Health Care Fund" to "Dreyfus Premier Health Care Fund" which coincided with the implementation of a multiple class structure for the fund. On November 15, 2002, existing shareholders were classified as Class A shareholders and the fund added Class B, Class C, Class R and Class T shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

      Class A.................... 80,314        Class R....................94

      Class B.........................94        Class T....................94

      Class C.........................94

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $125 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $201,791 and unrealized appreciation $46,899. In addition, the fund had $76,792 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2003 were as follows: ordinary income $6,167.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $9,884, increased accumulated net realized gain (loss) on investments by $56 and decreased paid-in capital by $9,940. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken, from May 1, 2002 through November 14, 2002, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.65% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses. The Manager has currently undertaken, from November 15, 2002 through April 30, 2004, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, 12b-1 distribution fee, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $44,197 during the period ended April 30, 2003.

During the period ended April 30, 2003, the Distributor retained $506 and $1 from commissions earned on sales of the fund's Class A and T shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $7, $10 and $1, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $3,916, $2, $4 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $1,036 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2003, the fund was charged $6,989 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) Prior to November 15, 2002, a 1% redemption fee was charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. The plan was terminated on November 15, 2002, when the fund implemented a multiple class structure.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $4,192,368 and $4,070,019, respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $1,637,183, accordingly, accumulated net unrealized appreciation on investments was $46,899, consisting of $185,417 gross unrealized appreciation and $138,518 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier Health Care Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Health Care Fund, (formerly Dreyfus Health Care Fund) including the statement of investments (one of the series comprising Dreyfus Premier Opportunity Funds) as of April 30, 2003, and the related statement of operations for the year ended, the statement of changes in net assets from June 29, 2001 (commencement of operations) to April 30, 2003, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Health Care Fund at April 30, 2003, and the results of its operations for the year then ended, the changes in its net assets from June 29, 2001 (commencement of operations) to April 30, 2003, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 6, 2003

                                                             The Fund


PROXY RESULTS (Unaudited)

The Dreyfus Premier Opportunity Funds (the "Company") held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                   Shares
                                                         ------------------------------------------------------
                                                          Votes For                   Authority Withheld
                                                         ------------------------------------------------------

To elect additional Board members:

   David W. Burke                                         19,607,866                             366,013

   Whitney I. Gerard                                      19,611,230                             362,648

   Arthur A. Hartman                                      19,595,110                             378,768

   George L. Perry                                        19,606,497                             367,381


Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as directors of the Company after the shareholder meeting.



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

*    Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

*    Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The International Executive Services Corps., Director

*    Citizens Network for Foreign Affairs, Vice Chairperson

*    Council on Foreign Relations, Member

*    Lafayette College Board of Trustees, Vice Chairperson Emeritus

*    Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DAVID W. BURKE (67)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
     Fund

*    Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    State Farm Mutual Automobile Association, Director

*    State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 63 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 87 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 107 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT J. SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                  For More Information

                        Dreyfus Premier
                        Health Care Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  091AR0403




 Dreyfus Premier
 NexTech Fund


 ANNUAL REPORT April 30, 2003



YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Proxy Results

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                   NexTech Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier NexTech Fund covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier NexTech Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund produced total returns of -29.95% for Class A shares, -30.39% for Class B shares, -30.39% for Class C shares and -30.10% for Class T shares.(1) In comparison, the fund's benchmark, the Nasdaq Composite Index, produced a -12.84% total return for the same period.(2)

Although business fundamentals appeared to stabilize during the reporting period, technology stocks regained only a small portion of the losses incurred during the first five months of the reporting period. The fund's returns trailed that of its benchmark, primarily for two reasons: 1) during the reporting period technology stocks only accounted for approximately 55% of the Nasdaq and the non-technology sectors performed much better than technology; and 2) because of its focus on smaller, more speculative companies.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund invests at least 80% of its assets in the stocks of growth companies that we believe have or will have the potential to become leading producers or beneficiaries of technological innovation.

Among the specific high-tech sectors we currently evaluate for the fund are optical communications equipment and components, wired and wireless communications services, equipment and component suppliers, data storage devices and networks, computer hardware and software, semiconductors, biotechnology, internet companies and medical devices. The fund also seeks to participate in the initial public offerings of companies in these sectors. Some companies whose shares are purchased during an IPO will likely be sold shortly after their purchase. In addition, we may invest up to 25% of the fund's assets in foreign securities and up to an aggregate of 10% of its assets in private equity securities of venture capital companies in equity securities of privately held companies and in venture capital funds, which, like IPOs, can be highly speculative.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing investments, we look for emerging technology sectors that we believe may outperform on a relative scale. Although we look for companies that we believe have the potential for good earnings growth rates, some of the fund's investments may be in companies that are currently experiencing losses.

Technology companies, especially small-cap technology companies, involve greater risk because their earnings tend to be less predictable (and some companies may be experiencing significant losses) , and their share prices tend to be more volatile. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Other fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

What other factors influenced the fund's performance?

As the bear market in technology stocks entered its third year, industries that previously had enjoyed robust growth found that customer demand for their products and services had collapsed. As a result, technology stock prices continued to drop. The fund's investments in privately held companies also fared poorly.

During the second half of the reporting period, business conditions appeared to stabilize and investors began to look forward to a resumption of economic growth and an improvement in demand. Consequently, technology stocks rallied in November 2002, and again in April 2003, when it became clearer that the war with Iraq would come to a rapid conclusion. However, these rallies offset only a small portion of the fund's previous losses.

In this environment, we attempted to focus on companies that we believed would benefit early from greater economic growth. Our analysis led us to a number of software companies such as Manhattan

Associates, which makes software to manage warehouse inventories, and BEA Systems, which develops software to operate Internet portals. In addition, we found what we considered to be attractive opportunities among telecommunications equipment providers, such as global positioning system manufacturer Garmin. We also turned to companies outside of the traditional technology arena that we believed would benefit from innovation in their fields such as generic drug manufacturer Teva Pharmaceuticals Industries and biotechnology leader Amgen.

What is the fund's current strategy?

We would like to make an important note to shareholders. At a meeting of the fund's Board of Trustees held on April 10, 2003, the Board approved, subject to shareholder approval, the merger of the fund into Dreyfus Premier Technology Growth Fund.

Shareholders of record as of July 7, 2003 will be asked to approve the merger at a special meeting of shareholders to be held on September 18, 2003. If approved, the merger will occur on or about September 26, 2003. On that date, shareholders of the fund will receive shares of Dreyfus Premier Technology Fund equal in value to their shares of the fund.

A Prospectus/Proxy Statement will be mailed prior to the meeting to fund shareholders of record as of July 7, 2003. The Prospectus/Proxy Statement will describe the proposed merger, Dreyfus Premier Technology Growth Fund and other matters in greater detail.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- DOES NOT REFLECT THE REINVESTMENT OF DIVIDENDS OR WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY AFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 4,000 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.

                                                             The Fund

FUND PERFORMANCE


EXHIBIT A:

              Dreyfus     Dreyfus     Dreyfus     Dreyfus
              Premier     Premier     Premier     Premier
   PERIOD     NexTech     NexTech     NexTech     NexTech
               Fund        Fund        Fund       Fund       NASDAQ
             (Class A    (Class B    (Class C    (Class T   Composite
              shares)     shares)     shares)     shares)    Index *

  6/26/00      9,427      10,000      10,000      9,549      10,000
  4/30/01      4,472       4,712       4,712      4,530       5,346
  4/30/02      3,122       3,264       3,264      3,147       4,280
  4/30/03      2,187       2,204       2,272      2,200       3,730

Comparison of change in value of $10,000 investment in Dreyfus Premier NexTech Fund Class A shares, Class B shares, Class C shares and Class T shares and the NASDAQ Composite Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER NEXTECH FUND ON 6/26/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE NASDAQ COMPOSITE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/00 IS USED AS THE BEGINNING VALUE ON 6/26/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX MEASURES ALL NASDAQ STOCKS LISTED ON THE NASDAQ STOCK MARKET, INC. THE INDEX, UNLIKE THE FUND, IS A BROAD-BASED MARKET-VALUE WEIGHTED INDEX FOR SECURITIES OF MORE THAN 5,000 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/03

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                              6/26/00           (33.94)%          (41.45)%
WITHOUT SALES CHARGE                                                           6/26/00           (29.95)%          (40.22)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                        6/26/00           (33.18)%          (41.29)%

WITHOUT REDEMPTION                                                             6/26/00           (30.39)%          (40.66)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                     6/26/00           (31.09)%          (40.66)%
WITHOUT REDEMPTION                                                             6/26/00           (30.39)%          (40.66)%

CLASS T SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                               6/26/00           (33.18)%          (41.32)%
WITHOUT SALES CHARGE                                                           6/26/00           (30.10)%          (40.36)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003



COMMON STOCKS--83.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--.5%

Wipro, ADR                                                                                       10,000                  211,000

DATA STORAGE--10.5%

Emulex                                                                                           93,000  (a)           1,905,570

Network Appliance                                                                               125,000  (a)           1,660,000

QLogic                                                                                           30,000  (a)           1,319,700

                                                                                                                       4,885,270

HARDWARE--6.2%

Maxtor                                                                                           35,000  (a)             192,500

Neoware Systems                                                                                  45,000  (a,b)           459,000

Power Integrations                                                                              100,000  (a)           2,213,200

                                                                                                                       2,864,700

HEALTH CARE--9.0%

Amgen                                                                                            25,000  (a)           1,532,750

Inspire Pharmaceuticals                                                                          15,000  (a)             219,000

STERIS                                                                                           55,000  (a)           1,248,500

Teva Pharmaceutical Industries, ADR                                                              25,000                1,167,500

                                                                                                                       4,167,750

INTERNET--6.5%

eBay                                                                                             19,500  (a)           1,809,015

University Of Phoenix Online                                                                     27,500  (a)           1,213,850

                                                                                                                       3,022,865

SEMICONDUCTORS--9.9%

ATI Technologies                                                                                150,000  (a)             945,000

Microchip Technology                                                                             50,000                1,039,500

NVIDIA                                                                                           60,000  (a)             856,200

Powerwave Technologies                                                                          152,000  (a)             611,040

Siliconware Precision Industries, ADR                                                           200,000  (a,b)           478,000

Skyworks Solutions                                                                              125,000  (a,b)           668,750

                                                                                                                       4,598,490

SEMICONDUCTOR EQUIPMENT--6.6%

ASM Lithography Holding                                                                         100,000  (a)             881,000

KLA-Tencor                                                                                       30,000  (a,b)         1,230,000

Novellus Systems                                                                                 35,000  (a)             981,400

                                                                                                                       3,092,400


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE--20.2%

BEA Systems                                                                                     130,000  (a)           1,392,300

Borland Software                                                                                 50,000  (a)             453,500

CheckFree                                                                                        30,000  (a,b)           827,100

Cognos                                                                                           45,000  (a)           1,221,300

Internet Security Systems                                                                        50,000  (a)             656,000

Manhattan Associates                                                                             65,000  (a)           1,572,350

Network Associates                                                                               85,000  (a)             971,550

PeopleSoft                                                                                       52,000  (a)             781,560

Symantec                                                                                         35,000  (a,b)         1,538,250

                                                                                                                       9,413,910

TELECOMMUNICATION EQUIPMENT--12.9%

Comverse Technology                                                                              75,000  (a)             980,250

Corning                                                                                         130,000  (a)             704,600

Garmin                                                                                           40,000  (a,b)         1,695,200

UTStarcom                                                                                       120,000  (a)           2,612,520

                                                                                                                       5,992,570

TELECOMMUNICATION SERVICES--1.1%

IDT                                                                                              37,500  (a)             535,500

TOTAL COMMON STOCKS
   (cost $38,127,105)                                                                                                 38,784,455

PREFERRED STOCKS--3.7%
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

AXSUN Technologies Ser. C, Conv.
   (cost $5,000,000)                                                                            428,449  (a,e)         1,713,796

                                                                                              Principal
CORPORATE BONDS--.7%                                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

Kestrel Solutions, Conv.Sub.Notes,

  5.50%, 7/15/2002
   (cost $4,000,000)                                                                          4,000,000  (c,d)           340,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--13.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.14%, 5/1/2003                                                                            1,981,000                1,980,996

   1.10%, 5/8/2003                                                                            3,321,000                3,320,306

   1.06%, 5/22/2003                                                                             860,000                  859,450

TOTAL SHORT-TERM INVESTMENTS
   (cost $6,160,760)                                                                                                   6,160,752

INVESTMENTS OF CASH COLLATERAL
   FOR SECURITIES LOANED--4.7%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $2,186,577)                                                                          2,186,577                2,186,577

TOTAL INVESTMENTS (cost $55,474,442)                                                             105.8%               49,185,580

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.8%)              (2,693,771)

NET ASSETS                                                                                       100.0%               46,491,809

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT APRIL 30, 2003,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $1,963,496  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $2,186,577.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE SOLD IN TRANSACTIONS  EXEMPT FROM  REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL  30,  2003,  THIS
     SECURITY AMOUNTED TO $340,000 OR .7% OF NET ASSETS.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  SECURITY RESTRICTED TO PUBLIC RESALE:




                                                      Acquisition          Purchase              Net
Issuer                                                   Date              Price ($)           Assets (%)      Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

AXSUN Technologies
     Ser. C, Conv.                                   1/3/2001            $11.67                  3.7%            $4.00 per share

((+))THE VALUATION OF THIS SECURITY HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned, valued
        at $1,963,496)--Note 1(c)                       55,474,442   49,185,580

Cash                                                                      1,764

Interest receivable                                                       3,864

Receivable for shares of Beneficial Interest subscribed                   5,135

Prepaid expenses                                                         43,032

                                                                     49,239,375
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           82,293

Payable for investment securities purchased                            316,200

Liability for securities loaned--Note 1(c)                           2,186,577

Payable for shares of Beneficial Interest redeemed                      58,394

Accrued expenses                                                       104,102

                                                                     2,747,566
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      46,491,809
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    326,306,876

Accumulated net realized gain (loss) on investments              (273,526,205)

Accumulated net unrealized appreciation
  (depreciation) on investments                                    (6,288,862)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      46,491,809



NET ASSET VALUE PER SHARE

                                                         Class A              Class B              Class C               Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                        15,368,125            22,433,756            7,521,747            1,168,181

Shares Outstanding                                     5,313,568             7,936,557            2,662,466              407,445
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               2.89                 2.83                  2.83                 2.87

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                        171,426

Income from securities lending                                          69,963

Cash dividends                                                           4,200

TOTAL INCOME                                                           245,589

EXPENSES:

Management fee--Note 3(a):

  Basic fee                                                            812,443

  Performance adjustment                                             (541,629)

Shareholder servicing costs--Note 3(c)                                 560,833

Distribution fees--Note 3(b)                                           265,937

Prospectus and shareholders' reports                                    90,665

Registration fees                                                       44,684

Professional fees                                                       31,037

Custodian fees--Note 3(c)                                               10,654

Dividends on securities sold short                                       6,000

Trustees' fees and expenses--Note 3(d)                                   1,506

Miscellaneous                                                           17,404

TOTAL EXPENSES                                                       1,299,534

INVESTMENT (LOSS)--NET                                              (1,053,945)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (21,616,737)

  Short sale transactions                                             (121,787)

NET REALIZED GAIN (LOSS)                                           (21,738,524)

Net unrealized appreciation (depreciation) on investments           (3,349,386)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (25,087,910)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (26,141,855)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                         (1,053,945)          (1,688,654)

Net realized gain (loss) on investments       (21,738,524)         (49,326,436)

Net unrealized appreciation (depreciation)
   on investments                              (3,349,386)           2,652,218

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (26,141,855)         (48,362,872)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,406,467           27,971,397

Class B shares                                  1,094,170            5,546,894

Class C shares                                    499,800            9,101,418

Class T shares                                     10,971              438,790

Cost of shares redeemed:

Class A shares                                 (9,285,458)         (44,675,725)

Class B shares                                 (8,106,867)         (13,289,650)

Class C shares                                 (3,360,640)         (13,506,260)

Class T shares                                   (448,310)            (742,711)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (16,189,867)         (29,155,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (42,331,722)         (77,518,719)

NET ASSETS ($):

Beginning of Period                            88,823,531          166,342,250

END OF PERIOD                                  46,491,809           88,823,531



                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,041,274            5,906,577

Shares redeemed                                (2,972,415)          (9,507,894)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,931,141)          (3,601,317)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       377,786            1,119,270

Shares redeemed                                (2,738,423)          (2,934,338)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,360,637)          (1,815,068)

CLASS C

Shares sold                                       170,935           1,958,448

Shares redeemed                               (1,089,737)          (2,924,281)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (918,802)            (965,833)

CLASS T

Shares sold                                         3,764              79,327

Shares redeemed                                 (153,303)            (159,246)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (149,539)             (79,919)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                                 Year Ended April 30,
                                                                                       --------------------------------------------
            CLASS A SHARES                                                             2003           2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   4.14           5.94            12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.04)          (.05)            (.06)

Net realized and unrealized
   gain (loss) on investments                                                         (1.21)         (1.75)           (6.50)

Total from Investment Operations                                                      (1.25)         (1.80)           (6.56)

Net asset value, end of period                                                         2.89           4.14             5.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (29.95)        (30.19)          (52.56)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      1.86           1.61             1.72(d

Ratio of interest expense and dividends on
   securities sold short to average net assets                                          .00(e)         .00(e)             --

Ratio of net investment (loss)
   to average net assets                                                              (1.42)          (.99)            (.62)(d)

Portfolio Turnover Rate                                                              100.86         117.64           374.55(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                15,368         29,962           64,380

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended April 30,
                                                                                       --------------------------------------------
            CLASS B SHARES                                                             2003            2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   4.08            5.89          12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.06)           (.08)          (.13)

Net realized and unrealized
   gain (loss) on investments                                                         (1.19)          (1.73)         (6.48)

Total from Investment Operations                                                      (1.25)          (1.81)         (6.61)

Net asset value, end of period                                                         2.83            4.08           5.89

TOTAL RETURN (%)(C)                                                                  (30.39)         (30.73)        (52.88)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      2.64            2.35           2.37(d)

Ratio of interest expense and dividends on
   securities sold short to average net assets                                          .00(e)          .00(e)           --

Ratio of net investment (loss)
   to average net assets                                                              (2.20)          (1.73)         (1.28)(d)

Portfolio Turnover Rate                                                              100.86          117.64         374.55(d)

Net Assets, end of period ($ X 1,000)                                                22,434          41,969         71,381

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                  Year Ended April 30,
                                                                                       ------------------------------------------
            CLASS C SHARES                                                             2003           2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   4.08           5.90          12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.07)          (.08)          (.13)

Net realized and unrealized
   gain (loss) on investments                                                         (1.18)         (1.74)         (6.47)

Total from Investment Operations                                                      (1.25)          (1.82)        (6.60)

Net asset value, end of period                                                         2.83            4.08          5.90

TOTAL RETURN (%)(C)                                                                  (30.39)         (30.73)       (52.88)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      2.72            2.36          2.37(d)

Ratio of interest expense and dividends on
   securities sold short to average net assets                                          .00(e)          .00(e)         --

Ratio of net investment (loss)
   to average net assets                                                              (2.27)          (1.74)        (1.29)(d)

Portfolio Turnover Rate                                                              100.86          117.64        374.55(d)

Net Assets, end of period ($ X 1,000)                                                 7,522          14,599        26,805

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended April 30,
                                                                                       ------------------------------------------
            CLASS T SHARES                                                             2003           2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   4.12           5.93          12.50

Investment Operations:

Investment (loss)--net(b)                                                              (.05)          (.06)          (.09)

Net realized and unrealized
   gain (loss) on investments                                                         (1.20)         (1.75)         (6.48)

Total from Investment Operations                                                      (1.25)         (1.81)         (6.57)

Net asset value, end of period                                                         2.87           4.12           5.93

TOTAL RETURN (%)(C)                                                                  (30.10)        (30.52)        (52.56)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      2.25           1.93           1.97(d)

Ratio of interest expense and dividends on
   securities sold short to average net assets                                          .00(e)         .00(e)          --

Ratio of net investment (loss)
   to average net assets                                                              (1.79)         (1.32)          (.88)(d)

Portfolio Turnover Rate                                                              100.86         117.64         374.55(d)

Net Assets, end of period ($ X 1,000)                                                 1,168          2,293          3,775

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier NexTech Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds, (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective April 10, 2003, all classes of the fund were closed to new investors.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre-

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $531 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $273,143,290 and unrealized depreciation $6,671,777.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $10,922,215 of the carryover expires in fiscal 2009, $216,876,763 expires in fiscal 2010 and $45,344,311 expires in fiscal 2011.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,053,945 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the fund's average daily net assets and is payable monthly. This fee may vary from .50% to 2.50% depending on the fund's performance compared to the NASDAQ Composite Index.

During the period ended April 30, 2003, the total annual management fee rate, including the performance adjustment was .50% of the fund's average net assets.

During the period ended April 30, 2003, the Distributor retained $6,959 and $41 from commissions earned on sales of the fund's Class A and T shares, respectively, and $193,447 and $1,147 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $196,609, $65,733 and $3,595, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $44,365, $65,536, $21,911 and $3,595, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $225,567 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2003, the fund was charged $10,654 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated per-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

son" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended April 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        48,499,148          54,823,784

Short sale transactions                  12,841,180          10,350,562

     TOTAL                               61,340,328          65,174,346

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At April 30, 2003, there were no securities sold short outstanding.

At April 30, 2003, the cost of investments for federal income tax purposes was $55,857,357 accordingly, accumulated net unrealized depreciation on investments was $6,671,777, consisting of $6,460,851 gross unrealized appreciation and $13,132,628 gross unrealized depreciation.

Note 5--Subsequent Event:

The Company's Board, at its Board meeting held on April 10, 2003, approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of the fund, and Dreyfus Growth and Value Funds, Inc., on behalf of Dreyfus Premier Technology Growth Fund (the "Acquiring Fund"). The Plan provides for the transfer of the fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund's stated liabilities, the distribution of shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the "Reorganization"). It is currently contemplated that holders of fund shares as of July 7, 2003 will be asked to approve the Plan on behalf of the fund at a special meeting of shareholders to be held on or about September 18, 2003. If the Plan is approved, the Reorganization will become effective on or about September 26, 2003. In anticipation of the Reorganization, the fund was closed to any investments for new accounts as of the close of business on April 10, 2003. Subsequent investments in fund shares on behalf of existing shareholder accounts will be permitted up until the time of the Reorganization.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier NexTech Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Premier NexTech Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier NexTech Fund at April 30, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2003



PROXY RESULTS (Unaudited)

Dreyfus Premier Opportunity Funds (the "Company") held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                       Shares
                                                                                  --------------------------------------------------
                                                                                  Votes For                   Authority Withheld
                                                                                 ---------------------------------------------------
To elect additional Board members:

   David W. Burke                                                                 19,607,866                             366,013

   Whitney I. Gerard                                                              19,611,230                             362,648

   Arthur A. Hartman                                                              19,595,110                             378,768

   George L. Perry                                                                19,606,497                             367,381

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as directors of the Company after the shareholder meeting.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (67)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 63 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 87 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 107 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.


ROBERT J. SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 24 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                       The Fund



NOTES



                   For More Information

                        Dreyfus Premier
                        NexTech Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  505AR0403





ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER OPPORTUNITY FUNDS
- Dreyfus Premier Helath Care Fund
- Dreyfus Premier NexTech Fund

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.